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                                     PUMA GLOBAL TRUST NO. 1 QUARTERLY SERVICING REPORT
                         IN RESPECT OF THE QUARTERLY PERIOD FROM 20 JUNE 2002 TO 19 SEPTEMBER 2002


NOTE INFORMATION
----------------                                      Class A Notes          Class B Notes         Total US$ Notes
                                                 -----------------------------------------------------------------------

Original Principal Balance of each
class of Note at the time of their
issue                                             US$1,158,000,000.00       US$42,000,000.00     US$1,200,000,000.00

Principal Balance of each class of
Note at the end of the immediately
preceding Quarterly Payment Date                  US$1,045,488,256.80       US$42,000,000.00     US$1,087,488,256.80

Amount to be applied towards payment
of principal on each class of Note on
this Quarterly Payment Date                        US$112,119,528.60            US$0.00           US$112,119,528.60

Principal Balance of each class of
Note after payments referred to above
have been applied                                  US$933,368,728.20        US$42,000,000.00      US$975,368,728.20


Note Factor at the end of the
Quarterly Payment Date                                0.806017900             1.000000000

Amount to be applied towards payment
of interest on each class of Note on
this Quarterly Payment Date                         US$5,610,786.98          US$254,380.00         US$5,865,166.98


LIBOR in respect of this quarterly period               1.88000%               1.88000%


Rate of interest payable on each class
of Note in respect of this quarterly
period                                                  2.10000%               2.37000%


AS REDRAW NOTES AND AS SUBORDINATED NOTES
-----------------------------------------

As at September 20, 2002 no A$ Redraw Notes or A$ Subordinated Notes have been issued


REDRAW FACILITY
---------------

Redraw Facility Principal at the
commencement of this Quarterly Payment Date          A$250,000.00

Redraw Facility Principal at the end
of this Quarterly Payment Date                       A$250,000.00

Redraw Facility Principal repaid
during the quarterly period                             A$0.00

Aggregate Subordinate Funded Further
Advance Amounts in relation to the
Quarterly Payment Date                                A$9,465.95

Interest paid on Redraw Facility Principal
during the quarterly period                           A$3,150.68


PRINCIPAL CASH BALANCE IN AUD
-----------------------------

Principal Cash Balance at the
commencement of this Quarterly Payment Date        A$10,620,000.00

Principal Cash Balance at the
end of this Quarterly Payment Date                 A$9,525,090.00

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INCOME RESERVE IN AUD
---------------------
Income Reserve at the commencement of
this Quarterly Payment Date                             A$0

Income Reserve at the end of this
Quarterly Payment Date                                  A$0


COLLECTION INFORMATION IN AUD
-----------------------------

Collections (1) held by the Trustee in
relation to this Quarterly Payment Date            A$263,815,718

Less: Principal Cash Balance at the
end of the Quarterly Payment Date                   A$9,525,090

Less: Income Reserve at the end of the
Quarterly Payment Date                                  A$0
                                                -------------------
Collections (other than Principal Cash
Balance and Income Reserve) at the end
of the Quarterly Payment Date                      A$254,290,628

Less: Collections to be applied towards
repayment of Redraw Facility Principal
on the Quarterly Payment Date                           A$0

Less: Collections to be applied
towards payment of Expenses of the
Trust in respect of this quarterly
period                                             A$35,307,174
                                                -------------------
A$ Collections to be paid to
Currency Swap Provider in relation
to repayment of US$ Notes on the
Quarterly Payment Date                             A$218,983,454
                                                -------------------

Principal Collections (net of redraws)
in relation to this Quarterly Payment
Date                                               A$218,983,454

Less: Principal Collections applied
or retained by the Trust to be applied
towards the acquisition of substitute
housing loans                                           A$0


Less: Principal Collections to be
applied towards repayment of Redraw
Facility Principal on the Quarterly
Payment Date                                            A$0
                                                -------------------
A$ Principal Collections to be paid to
Currency Swap Provider in relation to
repayment of US$ Notes on the
Quarterly Payment Date                             A$218,983,454

US$ Equivalent of Principal Collections
to be applied towards repayment of US$
Notes on the Quarterly Payment Date                US$112,119,529
                                                -------------------


(1)   The Collections figure shown is net of amounts applied or to be applied towards the acquisition of substitute housing loans and the funding of Redraws
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                             PUMA GLOBAL TRUST NO. 1 QUARTERLY SERVICING REPORT IN RESPECT OF
                          THE QUARTERLY PERIOD FROM 20 JUNE 2002 TO 19 SEPTEMBER 2002 (Continued)


HOUSING LOAN POOL INFORMATION IN AUD
------------------------------------
                                                                                   Maximum Current     Minimum Current
                                                Number of       Number of Housing    Housing Loan        Housing Loan
                                              Housing Loans       Loan Accounts        Balance             Balance
                                            ----------------------------------------------------------------------------
Amount as at the close of business on
the seventh business day prior to this
Quarterly Payment Date                          12,536              14,947            A$977,916              A$0


                                             Weighted Average    Maximum Original   Total Valuation
                                                 Original          Loan-to-Value    of the Security
                                            Loan-to-Value Ratio        Ratio           Properties
                                            --------------------------------------------------------
Amount as at the close of business on
the seventh business day prior to this
Quarterly Payment Date                          76.92%               95.00%         A$2,990,987,552


                                                                   Outstanding        Outstanding
                                               Outstanding          Balance of         Balance of         Average
                                                Balance of          Fixed Rate        Variable Rate    Current Housing
                                              Housing Loans       Housing Loans       Housing Loans      Loan Balance
                                            ----------------------------------------------------------------------------
Amount as at the close of business on
the seventh business day prior to this
Quarterly Payment Date                      A$1,895,491,941      A$203,728,605      A$1,691,763,336       A$151,204


                                                                 Weighted Average
                                            Maximum Remaining     Remaining Term    Weighted Average
                                            Term to Maturity        to Maturity         Seasoning
                                            --------------------------------------------------------
Amount as at the close of business on
the seventh business day prior to this
Quarterly Payment Date                         354 months           328 months          30 months



FURTHER ADVANCE INFORMATION IN AUD
----------------------------------

Aggregate amount of Further Advances
(not being subordinated further
advances) made during the period                A$0.00


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DELINQUENCY INFORMATION
-----------------------

As at the opening of business on the first business day of the month in which the Quarterly Payment Date occurs.

                                              Number of        Percentage of    Outstanding Balance   Percentage of Pool
                                            Housing Loans      Pool by Number    of the Applicable      by Outstanding
                                                                                     Delinquent           Balance of
                                                                                   Housing Loans        Housing Loans
                                           -----------------------------------------------------------------------------
30 - 59 days                                       16               0.11%          A$3,014,960.63          0.16%
60 - 89 days                                       14               0.09%          A$3,010,208.96          0.16%
90 - 119 days                                       6               0.04%          A$1,233,714.11          0.07%
Greater than 120 days                              13               0.09%          A$2,500,315.85          0.13%
                                           -----------------------------------------------------------------------------
Total Arrears                                      49               0.33%          A$9,759,199.55          0.51%
                                           =============================================================================



MORTGAGE INSURANCE CLAIMS INFORMATION
-------------------------------------

Details provided are in respect of the period since the Closing Date to the opening of business on the first business day of the month in which the Quarterly Payment Date occurs.


Amount of mortgage insurance claims made:             A$0.00

Amount of mortgage insurance claims paid:             A$0.00

Amount of mortgage insurance claims pending:          A$0.00

Amount of mortgage insurance claims denied:           A$0.00

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